[SHIP]
                            [THE VANGUARD GROUP LOGO]

                       VANGUARD(R) VARIABLE INSURANCE FUND
                               BALANCED PORTFOLIO
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002


PORTFOLIO MANAGER
Effective December 31, 2002, Ernst H. von Metzsch will retire as Portfolio manager. At that time, Edward P. Bousa, CFA, a vice president of Wellington Management Company, LLP, will assume this role. Mr. Bousa, who has been working closely with Mr. von Metzsch on the Portfolio since 2000, has worked in investment management since 1984 and has managed assets for Wellington Management since 2000. He received a B.A. from Williams College and an M.B.A. from Harvard Business School.




































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Vanguard Marketing Corporation, Distributor.                        PS64  062002